SUPPLEMENT DATED MAY 7, 2014
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to investment options that are available under your Contract.

I.            Effective July 1, 2014, the name of the following investment option will be changed:

 Current Name                                                                 New Name

 MFS® Money Market Fund                                                                            MFS® U.S. Government Money Market Fund

II.	The Board of Trustees of the MFS® Government Money Market Fund (the “Fund”) has approved the liquidation the Fund, effective on or about July 23, 2014, (the “Liquidation Date”).

In anticipation of the liquidation of the Fund, effective immediately, transfers of Account Value out of the MFS® Government Money Market Fund Sub-Account to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (800) 752-7216.

As of the close of business on the Liquidation Date, any Account Value remaining in the MFS® Government Money Market Fund Sub-Account will automatically be transferred to the MFS® U.S. Government Money Market Fund Sub-Account.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass 1 (US)